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                                                                   EXHIBIT 10.18


MERRILL LYNCH & CO.                                           May __, 1999
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Bear Stearns & Co., Inc.
Dain Rauscher Wessels
(a division of Dain Rauscher Incorporated)
C/O MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
North Tower
World Financial Center
New York, New York  10281-1209

     Re:  Proposed Public Offering by Pivotal Software Inc.

Dear Sirs:

     The undersigned, a stockholder or optionholder of Pivotal Software Inc. (the "Company") understands that Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the underwriters listed above proposes to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of the Company's common shares, [no par value per share] (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder or optionholder of the Company, and in order to induce Merrill Lynch to enter into the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during the period beginning on the above date and ending 180 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities in cash or otherwise. In addition, the undersigned hereby waives any right to

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receive notice of the proposed offering and related registration and to cause the Company to include in the proposed registration any securities of the undersigned.

                                        Very truly yours,



                                        Signature:
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